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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):        April 9, 1999


                             ST. PAUL BANCORP, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        01-15580                       36-3504665
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                           No.)



6700 West North Avenue
Chicago, Illinois                                                      60707
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(Address of principal executive office)                              (Zip Code)


       Registrant's telephone number, including area code: (773) 622-5000
                                                          ---------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         St. Paul Bancorp, Inc. (the "Company") announced on April 9, 1999 that its annual meeting of stockholders would be held on Wednesday, May 26, 1999 at 10:00 a.m. at the Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181. The record date for the meeting was April 6, 1999. In accordance with the Company's bylaws, stockholders who wish to present business at the annual meeting or to nominate directors are required to give notice to the Company and provide information specified in the bylaws no later than April 26, 1999.

     A copy of the press release dated April 9, 1999 is attached as Exhibit 1.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          ST. PAUL BANCORP, INC.
                                                          ---------------------
                                                          (Registrant)


                                                          /s/ Patrick J. Agnew
                                                          ---------------------
                                                          Patrick J. Agnew
                                                          President




Attest:



/s/ Clifford M. Sladnick
------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date:  April 9, 1999



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